 Mobile Infrastructure Corporation Appoints David Garfinkle to Board of Directors

Adds public company leadership, finance, and real estate experience

(Cincinnati, Ohio, February 6, 2023) – Mobile Infrastructure Corporation (the “Company” or “MIC”), a publicly registered, non-listed company which invests primarily in parking lots and garages in the United States, announced today the appointment of David Garfinkle to the Company’s Board of Directors (“the Board”), effective January 31, 2023. Garfinkle is filling a vacancy following the retirement of Shawn Nelson in January.

Mr. Garfinkle currently serves as the Executive Vice President and Chief Financial Officer of CoreCivic, Inc., a public company and the nation’s largest owner of partnership correctional, detention and residential reentry facilities in the United States. Mr. Garfinkle served as CoreCivic’s Vice President of Finance and Controller from February 2001 to May 2014. From 1996 to 2001, Mr. Garfinkle served as Vice President and Controller for Bradley Real Estate, Inc., a publicly traded REIT. Prior to joining Bradley Real Estate, Inc., Mr. Garfinkle was a Senior Manager at KPMG Peat Marwick, LLP. Mr. Garfinkle is a Certified Public Accountant and holds a bachelor’s degree in business administration from St. Bonaventure University.

“I want to extend a warm welcome to David as he joins our Board of Directors,” said Manuel Chavez, CEO of the Company. “His deep expertise in real estate, finance and capital markets will be invaluable at such an important time for the Company as we continue to pursue a potential liquidity event.  We look forward to his contributions as we expand our platform and execute on our strategy to drive profitable growth.”

Mr. Garfinkle also serves as a board member and as a member of the executive committee of Junior Achievement of Middle Tennessee, having previously served as the chair of that organization’s finance committee.

About Mobile Infrastructure Corporation

Mobile Infrastructure is an internally-managed, publicly registered, non-listed company that invests primarily in parking lots and garages in the United States. As of December 31, 2022, it owned 44 parking facilities located in 22 separate markets throughout the United States, with a total of 15,750 parking spaces and approximately 5.4 million square feet and approximately 0.2 million square feet of commercial space adjacent to its parking facilities.

For more information, please visit www.mobileit.com.

Additional Information

This document relates to the proposed transactions (the “Proposed Transactions”) contemplated by that agreement and plan of merger (the “Merger Agreement”), dated December 13, 2022, by and among Fifth Wall Acquisition Corp. III (“FWAC”), Mobile Infrastructure Corporation, a Maryland corporation (“MIC”), and Queen Merger Corp. I, a Maryland corporation and a wholly-owned subsidiary of FWAC. On January 13, 2023, FWAC filed a registration statement on Form S-4 (the “Form S-4”) with the Securities and Exchange Commission (the “SEC”), which, when finally amended, will include a joint proxy statement of FWAC and MIC and that will constitute a prospectus of FWAC (including any amendments and supplements thereto, the “Joint Proxy Statement/Prospectus”).  Both MIC and FWAC intend to file other documents with the SEC regarding the proposed transaction. A definitive Joint Proxy Statement/Prospectus will also be sent to the shareholders of FWAC and the stockholders of MIC, in each case seeking any required approvals, when available. Investors and security holders of FWAC and MIC are urged to carefully read the entire Joint Proxy Statement/Prospectus, when it becomes available, and any other relevant documents filed with the SEC because they will contain important information about the Proposed Transactions. The documents filed by FWAC and MIC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Alternatively, the documents filed by FWAC can be obtained free of charge from FWAC upon written request to Fifth Wall Acquisition Corp. III, 6060 Center Drive, 10th Floor, Los Angeles, California 90045, and the documents filed by MIC can be obtained free of charge from MIC upon written request to MIC, 30 W 4th Street, Cincinnati, Ohio 45202.

No Offer or Solicitation

This document does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Proposed Transactions. This document also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor will there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

FWAC, MIC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies, in favor of the approval of the Proposed Transactions (as defined above) and related matters. Information regarding FWAC’s and MIC’s directors and executive officers is contained in the Form S-4. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus, when it becomes available, and other relevant documents filed with the SEC. Free copies of these documents may be obtained as described in the paragraph titled “Additional Information.”

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, MIC’s expected composition of the management team and board of directors following the transaction. Any forward-looking statements herein are based solely on the expectations or predictions of MIC or FWAC and do not express the expectations, predictions or opinions of Fifth Wall Asset Management, LLC, and Fifth Wall Ventures Management, LLC, their affiliates and any investment funds, investment vehicles or accounts managed or advised by any of the foregoing (collectively, “Fifth Wall”) in any way. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions and any forward-looking statements contained in this document are provided for illustrative purposes and are not forecasts and may not reflect actual results. Such forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “predicts,” “forecasts,” “may,” “will,” “could,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “potential,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in the section of the Form S-4 titled “Risk Factors”. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are based on MIC’s or FWAC’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither MIC nor FWAC is under any obligation and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which MIC and FWAC have filed or will file from time to time with the SEC.

In addition to factors previously disclosed in MIC’s and FWAC’s reports filed with the SEC, including MIC’s and FWAC’s most recent reports on Form 8-K and all attachments thereto, which are available, free of charge, at the SEC’s website at www.sec.gov, and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: risks and uncertainties related to the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any required regulatory approvals or securityholder approvals of MIC or FWAC are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions are not obtained, failure to realize the anticipated benefits of the Proposed Transactions, risks related to MIC’s ability to execute on its business strategy, attain its investment strategy or increase the value of its portfolio, act on its pipeline of acquisitions, attract and retain users, develop new offerings, enhance existing offerings, compete effectively, and manage growth and costs, the duration and global impact of COVID-19, the possibility that MIC or FWAC may be adversely affected by other economic, business and/or competitive factors, the number of redemption requests made by FWAC’s public shareholders, the ability of MIC and the combined company to leverage Fifth Wall’s affiliates and other commercial relationships to grow MIC’s customer base (which is not the subject of any legally binding obligation on the part of Fifth Wall or any of its partners or representatives), the ability of MIC and the combined company to leverage its relationship with any other Company investor (including investors in the proposed PIPE transaction) to grow MIC’s customer base, the ability of the combined company to meet NYSE’s listing standards (or the standards of any other securities exchange on which securities of the public entity are listed) following the Proposed Transactions, the inability to complete the private placement of FWAC common stock to certain institutional accredited investors, the risk that the announcement and consummation of the transaction disrupts MIC’s current plans and operations, costs related to the transaction, changes in applicable laws or regulations, the outcome of any legal proceedings that may be instituted against MIC, FWAC, or any of their respective directors or officers, following the announcement of the transaction, the ability of FWAC or the combined company to issue equity or equity-linked securities in connection with the Proposed Transactions or in the future, the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions and purchase price and other adjustments; and those factors discussed in documents of MIC and FWAC filed, or to be filed, with the SEC. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements are also provided in the Form S-4 and will be provided in the Joint Proxy Statement/Prospectus, when available.

This document is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in MIC and is not intended to form the basis of an investment decision in MIC. All subsequent written and oral forward-looking statements concerning MIC and FWAC, the Proposed Transactions, or other matters and attributable to MIC and FWAC or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contact Information

Investor Relations

mobileit@icrinc.com